PENN-AMERICA GROUP, INC.

                            2002 STOCK INCENTIVE PLAN
                            -------------------------
             (f/k/a Amended and Restated 1993 Stock Incentive Plan)


         1. Purpose. PENN-AMERICA GROUP, INC. (the "Company") hereby adopts, subject to shareholder approval, the Penn-America Group, Inc. 2002 Stock Incentive Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by employees of the Company (including employees who are members of the Board of Directors) or by employees of any Affiliated Company (as defined below) and certain consultants or advisors to the Company or an Affiliated Company, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliated Company, and to improve the ability of the Company or an Affiliated Company to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, par value $.01 per Share (the "Common Stock"), and through the transfer or issuance of Common Stock subject to conditions of forfeiture. In addition, the Plan is intended as an additional incentive to certain directors of the Company who are not employees of the Company or an Affiliated Company to serve on the Board of Directors and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire Common Stock.


         2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

     (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


     (b) "Affiliated Company" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code, and in any event, Penn Independent.


     (c) "Award" shall mean a grant of Common Stock subject to conditions of forfeiture made pursuant to the terms of the Plan.


     (d) "Award Agreement" shall mean the agreement between the Company and a Grantee with respect to an Award made pursuant to the Plan.


     (e) "Awardee" shall mean a person to whom an Award has been granted pursuant to the Plan.


     (f) A Person shall be deemed the "Beneficial Owner" of any securities:


                           (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

                           (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding
                  (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                           (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subsection (ii) above) or disposing of any voting securities of the Company; provided, however, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.


     (g) "Board of Directors" means the Board of Directors of the Company.


     (h) "Change in Control" shall have the meaning as set forth in Section 10 of the Plan.


     (i) "Code" means the Internal Revenue Code of 1986, as amended.


     (j) "Committee" shall have the meaning set forth in Section 3 of the Plan.


     (k) "Company" means Penn-America Group, Inc., a Pennsylvania corporation.


     (l) "Disability" shall have the meaning set forth in Section 22(e) (3) of the Code.


     (m) "Disinterested Director" shall mean a member of the Board of Directors of the Company who is "disinterested" within the meaning of Rule 16b-3.


     (n) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

     (o) "Formula Grant Date" with respect to a non-employee member of the Board of Directors shall mean the date of each annual meeting of shareholders during the term of the Plan at which such person is elected or reelected as a member of the Board of Directors.


     (p) "Grantee" shall mean a person to whom an Option or an Award has been granted pursuant to the Plan.


     (q) "Immediate Family" shall mean an Optionee's spouse, children, grandchildren and/or any trust all the beneficiaries of which include such Optionee and/or such persons, and any partnership all the partners of which include such Optionee and/or such persons.


     (r) "ISO" means an Option granted under the Plan, which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.


     (s) "Non-employee members of the Board of Directors" shall mean members of the Board of Directors of the Company who are not employees of the Company or any Affiliated Company.


     (t) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.


     (u) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

     (v) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.


     (w) "Option Document" means the document described in Section 8 or Section 9 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.


     (x) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) or Subsection 9(a) of the Plan.


     (y) "Penn Independent" shall mean Penn Independent Corporation or any affiliate or subsidiary of Penn Independent that at the time of a Change in Control is the Beneficial Owner of a majority of the combined voting power of the Company's Voting Securities.


     (z) "Person" shall mean any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, or any successor rule thereto.


     (aa) "Restricted Stock" means Common Stock subject to conditions of forfeiture and transfer granted to any person pursuant to an Award under the Plan.


     (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.


     (cc) "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

     (dd) "Shares" means the shares of Common Stock of the Company, which are the subject of Options or granted as Awards under the Plan.


     (ee) "Voting Securities" shall mean Common Stock and any other securities of the corporation entitled to vote generally for the election of directors or any security convertible into or exchangeable for or exercisable for the purchase of Common Stock (other than employee stock options or other employee stock purchase rights) or other securities of the corporation entitled to vote generally for the election of directors; and "Voting Power" means with respect to any Voting Security, the maximum number of votes that such security is or would be entitled to cast generally for the election of directors, and in the case of a convertible, exercisable or exchangeable Voting Security, considering such security both on an unconverted, unexercised or unexchanged basis and a converted, exercised or exchanged basis, as the case may be.


         3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company if all members of the Board of Directors are Disinterested Directors; provided, however, that if all members of the Board of Directors are Disinterested Directors, the Board of Directors may designate a committee or committee(s) of the Board of Directors composed of two or more directors to administer the Plan with respect to the Section 16 Officers, directors, and/or employees. If any of the members of the Board of Directors are not Disinterested Directors, the Board of Directors shall (i) designate a committee composed of two or more directors, each of whom is a Disinterested Director (the "Disinterested Director Committee"), to operate and administer the Plan in its stead, or (ii) designate two committees to operate and administer the Plan in its stead, a Disinterested Director Committee to operate and administer the Plan with respect to the Company's Section 16 Officers and the directors who are not members of the Disinterested Director Committee, and another committee composed of two or more directors (which may include directors who are not Disinterested Directors) to operate and administer the Plan with respect to persons other than Section 16 Officers or directors or (iii) designate a Disinterested Director Committee to operate and administer the Plan with respect to the Company's Section 16 Officers and directors (other than those directors serving on the Disinterested Director Committee) and itself operate and administer the Plan with respect to persons other than Section 16 Officers or directors. Any of such committees designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the "Committee." With the exception of the timing of grants of Options, the price at which Shares may be purchased, and the number of Shares covered by Options granted to each member of the Disinterested Director Committee, all of which shall be as specifically set forth in Section 9, the other provisions set forth herein, as they pertain to members of the Disinterested Director Committee, shall be administered by the Board of Directors.


     (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.


     (b) Grants and Awards. Except with respect to Options granted to non-employee members of the Board of Directors pursuant to Section 9, the Committee shall from time to time at its discretion direct the Company to grant Options and/or Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the persons to whom, and the times at which, Options and Awards are to be granted as well as the terms applicable to Options and Awards, (ii) determine the type of Option to be granted and the number of Shares subject thereto, (iii) determine the Awardees to whom, and the times at which, Restricted Stock is granted, the number of Shares awarded, and the purchase price per Share, if any, and (iv) approve the form and terms and conditions of the Option Documents and Award Agreements; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Grantee's services and responsibilities, the Grantee's present and potential contribution to the Company's success and such other factors as it may deem relevant. Notwithstanding the foregoing, grants of Options to all non-employee members of the Board of Directors shall be made exclusively in accordance with
Section 9. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or Award granted under it shall be final, binding and conclusive.


     (c) Exculpation. No member of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options or Awards thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his or her office under Subchapter B of Chapter 17 of the Pennsylvania Business Corporation Law of 1988, as amended, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Subsection 3(c) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute or to the liability of a member of the Committee for the payment of taxes pursuant to local, state or federal law.

     (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options and Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.


     (e) Limitations on Grants of Options to Consultants and Advisors. With respect to the grant of Options to consultants or advisors, bona fide services shall be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.


         4. Grants and Awards under the Plan. Options under the Plan may be in the form of a Non-qualified Stock Option, and/or an ISO at the discretion of the Committee, and Awards under the Plan shall be in the form of Restricted Stock.


         5. Eligibility. All employees of the Company or an Affiliated Company, and members of the Board of Directors, and consultants or advisors to the Company or an Affiliated Company who satisfy the requirements set forth in Subsection 3(e), shall be eligible to receive Options hereunder, provided, however, that only employees may receive ISOs. However, non-employee members of the Board of Directors may receive Options only pursuant to Section 9 of the Plan and are not eligible to receive Awards. Only an employee of the Company or an Affiliated Company shall be eligible to receive an Award. No Optionee may receive Options pursuant to the Plan for more than 100,000 Shares in any one year. The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee.


         6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options and Awards may be granted pursuant to the Plan is 1,837,500, subject to adjustment as provided in Section 11 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award are forfeited for any reason, such Shares may again be the subject of one or more Options or Awards granted pursuant to the Plan.


         7. Term of the Plan. The Plan is effective as of May 15, 2002, the date on which it was adopted by the Board of Directors, subject to the approval of the Plan on or before May 14, 2003 by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote at a duly called meeting of shareholders held in accordance with the laws of the Commonwealth of Pennsylvania. No Option or Award may be granted under the Plan after May 15, 2012.


         8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. If any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option

Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. However, the provisions of this Section 8 shall not be applicable to Options granted to the non-employee members of the Board of Directors, except as otherwise provided in Subsection 9(c).


     (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan.


     (b) Option Price. Each Option Document shall state the Option Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliated Company, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per Share shall be, if the Common Stock is listed on a national securities exchange or included in the New York Stock Exchange System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on the NYSE or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. The Option Price, with respect to Options granted effective the date of determination of the offering price for the Common Stock in the Company's initial public offering, shall be such offering price, which shall be deemed to constitute the Fair Market Value per share of the Common Stock.


     (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that
(1) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available,
(C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.


     (d) Medium of Payment. An Optionee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares of Common Stock owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of Common Stock delivered to the Company represent a number of shares of Common Stock in excess of the number of shares of Common Stock required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of Common Stock to exercise an Option as it deems appropriate.


     (e) Termination of Options.


                           (1) No Option shall be exercisable after the first to
occur of the following:


                                    (A) Expiration of the Option term specified
in the Option Document, which, in the case of an ISO, shall not occur after ten
(10) years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliated Company;


                                    (B) In the case of a Non-qualified Stock
Option unless otherwise provided in the Option Document, and in the case of an ISO, expiration of three months from the date the Optionee's employment or service with the Company or its Affiliated Companies terminates for any reason other than Disability or death or as otherwise specified in Subsection 8(e)(i)(D) or 8(e)(i)(E) below;

                                    (C) In the case of a Non-qualified Stock
Option unless otherwise provided in the Option Document, and in the case of an ISO, expiration of one year from the date such employment or service with the Company or its Affiliated Companies terminates due to the Optionee's disability or death;


                                    (D) A finding by the Committee, after full
consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliated Company, or has been engaged in disloyalty to the Company or an Affiliated Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliated Company. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture; or


                                    (E) The date, if any, set by the Board of
Directors as an accelerated expiration date in the event of a Change in Control.


                                    (ii) Notwithstanding the foregoing, the
Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee. The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i) but permitted by this Subsection 8(e)(ii) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.


     (f) Transfers. An ISO granted under the Plan may not be transferred, except by will or by the laws of descent and distribution. A Non-qualified Stock Option granted under the Plan may not be transferred, except by will or by the laws of descent and distribution, except as follows: If the terms of the Non-qualified Stock Option specifically so permit, a Non-qualified Stock Option may be transferred by the Optionee by bona fide gift, with no consideration for the transfer, to a member of such person's Immediate Family. If the Optionee receiving such an Option, or having an outstanding Option amended to provide for such transferability, is a Section 16 Officer, such Option or Option amendment must be approved by the committee of disinterested persons (as defined in Rule 16b-3) which administers the Plan with respect to Section 16 Officers. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). During the lifetime of the person to whom an Option is granted (or the member of the Immediate Family if such Option has been transferred in accordance with the above provisions), such Option may be exercised only by such person.

     (g) Limitation on ISO Grants. In no event shall the aggregate Fair Market Value of the Shares of Common Stock (determined at the time the ISO is granted) with respect to which ISOs under all incentive stock option plans of the Company or its Affiliated Companies are exercisable for the first time by the Optionee during any calendar year exceed $100,000.


     (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.


     (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e) (i) (E) or Section 10 of the Plan, as applicable.


         9. Special Provisions Relating to Grants of Options to Non-Employee Members of the Board of Directors. Options granted pursuant to the Plan to non-employee members of the Board of Directors shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 9. Options granted pursuant to this Section 9 shall be evidenced by Option Documents in such form as the Committee shall from time-to-time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time-to-time require which are not inconsistent with the terms of the Plan.

     (a) Timing of Grants; Number of Shares Subject of Options; Exercisability of Options; Option Price. Each non-employee member of the Board of Directors shall be granted on his or her Formula Grant Date an Option to purchase Five Thousand (5,000) Shares. Each such Option shall be a Non-qualified Stock Option becoming exercisable on the first anniversary of the date of grant. The Option Price shall be equal to the Fair Market Value of the Shares on the date the Option is granted.


     (b) Termination of Options Granted Pursuant to Section 9. All Options granted pursuant to this Section 9 shall be exercisable until the first to occur of the following:


                           (i) Expiration of six (6) years from the date of
                  grant;


                           (ii) Expiration of three (3) months from the date the
                  Optionee's service as a member of the Board of Directors terminates for any reason other than Disability or death;


                           (iii) Expiration of one (1) year from the date the
                  Optionee's service as a member of the Board of Directors terminates due to the Optionee's Disability or death; or


                           (iv) Expiration of three (3) months after the date of
                  a Change in Control.


     (c) Applicability of Provisions of Section 8 to Options Granted Pursuant to
Section 9. The following provisions of Section 8 shall be applicable to Options granted pursuant to this Section 9: Subsection 8(a) (provided that all Options granted pursuant to this Section 9 shall be Non-qualified Stock Options); the definition of Fair Market Value contained in Subsection 8(b); Subsection 8(c); Subsection 8(d) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall provide that payment may be made in whole or in part in shares of Company Common Stock); Subsection 8(f); and Subsection 8(i) (but only to the extent that the application of such subsection to Options granted under this Section 9 would not cause a Disinterested Director no longer to qualify as a Disinterested Director)


         10. Change in Control. In the event of a Change in Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options and Awards outstanding (other than Options granted pursuant to
Section 9), including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change in Control, Options granted pursuant to Section 9 of the Plan and Options granted pursuant to the Plan which are held by Optionees who are employees of the Company or an Affiliated Company at the time of a Change in Control shall, and in the case of consultants and advisors to the Company or an Affiliated Company shall (unless the exercisability of the Options held by such persons is subject to some condition other than the lapse of time (including within the term "lapse of time" the provisions of Sections 8(e) and 9(b) of the Plan)), automatically accelerate to the date of the Change in Control and become immediately exercisable in full, and the restrictions applicable to Restricted Stock awarded to Awardees who are employees at the time of a Change in Control shall immediately lapse and the Restricted Stock held by the Company shall be delivered to the Grantees. An Option granted to a consultant or advisor who is also a member of the Board of Directors shall be deemed for purposes of the preceding sentence to be an Option granted to a consultant or advisor and not to a member of the Board of Directors if such Option is granted for services as a consultant or advisor.

         A "Change in Control" shall mean a transaction or series of transactions (including any cash tender or securities exchange offer, merger or other business combination, or contested election of directors, or any combination thereof) as the result of which:


                           (i) any Person (other than Penn Independent or any of
                  its shareholders as of the effective date of this Plan, the Company, any Affiliated Company, any employee benefit plan of Penn Independent, the Company or of any Affiliated Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan or eligible Plan participants or any Affiliate or Associate of eligible Plan participants or any group of which eligible Plan participants are members and in which they participate in their capacity as shareholders of the Company) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of a percentage ownership in the aggregate combined voting power of all Voting Securities of the Company then outstanding that is greater than the then current percentage ownership of Penn Independent in the aggregate combined voting powers of all Voting Securities of the Company then outstanding; or


                           (ii) any Person (other than Penn Independent or any
                  of its shareholders as of the date of this Agreement, the Company, any Affiliated Company, any employee benefit plan of Penn Independent, the Company or of any Affiliated Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan or eligible Plan participants or any Affiliate or Associate of eligible Plan participants or any group of which eligible Plan participants are members and in which they participate in their capacity as shareholders of the Company) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 30% or more of the aggregate combined voting power of all Voting Securities of the Company then outstanding, irrespective of Penn Independent's then current percentage ownership in such Voting Securities; provided that during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of such period, except for changes approved by at least two-thirds of the directors then in office who were directors at the beginning of the period; or


                           (iii) any Person (other than Penn Independent or any
                  of its shareholders as of the date of this Agreement, the Company, any Affiliated Company, any employee benefit plan of Penn Independent, the Company or of any Affiliated Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan or eligible Plan participants or any Affiliate or Associate of eligible Plan participants or any group of which eligible Plan participants are members and in which they participate in their capacity as shareholders of the Company) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of greater than 50% of the aggregate combined voting power of all Voting Securities of Penn Independent; or


                           (iv) during any period of two consecutive calendar
                  years there is a change of 25% or more in the composition of the Board in office at the beginning of such period except for changes approved by at least two-thirds of the directors then in office who were directors at the beginning of the period; or


                           (v) 80% or more of the assets of the Company and its
                  Affiliated Companies shall be sold or transferred to any Person (other than an Affiliated Company of the Company); or


                           (vi) the Board makes a determination that such
                  transaction or transactions constitute a Change in Control for purposes of this Plan.


         For purposes of this Plan, a Change in Control shall be deemed to have occurred on the date upon which any of the foregoing is consummated or becomes effective.


         11. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of shares as to which Options and Awards may be granted hereunder, the number and class or classes of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities, or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

         12. Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time-to-time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. The Committee may, in its sole discretion, shorten or waive any term or condition with respect to all or any portion of any Award. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to Restricted Stock upon the death or Disability of the Awardee.


     (a) Number of Shares. Each Award Agreement shall state the number of Shares of Common Stock to which it pertains.


     (b) Purchase Price. Each Award Agreement shall specify the purchase price, if any, which applies to the Award. If the Board specifies a purchase price, the Awardee shall be required to make payment on or before the date specified in the Award Agreement. An Awardee shall pay for such Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.


     (c) Restrictions on Transfer and Forfeitures. A stock certificate representing the Restricted Stock granted to an Awardee shall be registered in the Awardee's name but shall be held in escrow by the Company's General Counsel, together with an undated stock power executed by the Awardee with respect to each stock certificate representing Restricted Stock Registered in such Awardee's name. The Awardee shall generally have the rights and privileges of a shareholder as to such Restricted Stock including the right to vote such Restricted Stock and to receive and retain all cash dividends with respect to them, except that the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the certificate until the expiration or termination of any period designated by the Committee ("Restricted Period") and the satisfaction of any other conditions prescribed by the Committee; and (ii) all distributions with respect to the Restricted Stock other than cash dividends, such as stock dividends, stock splits or distributions of property, and any distributions (other than cash dividends) subsequently made with respect to other distributions, shall be delivered to the General Counsel of the Company, together with appropriate stock powers or other instruments of transfer signed and delivered to the General Counsel by the Grantee, to be held by the General Counsel and released to either the Grantee or the Company, as the case may be, together with the Shares to which they relate; (iii) the Grantee will have no right to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any of the Restricted Stock or distributions (other than cash dividends) with respect thereto; and
(iv) all of the Restricted Stock shall be forfeited and all rights of the Awardee with respect to such Restricted Stock shall terminate without further obligation on the part of the Company unless the Awardee has remained an employee of the Company, any of its Affiliated Companies or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Stock. Upon the forfeiture of any Restricted Stock, such forfeited shares shall be transferred to the Company without further action by the Awardee.


     (d) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee time as provided for in the Plan, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Awardee or the beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Awardee or the Awardee's beneficiary or estate, as the case may be. The Award may provide for the lapse of restrictions on transfer and forfeiture conditions in installments.


     (e) Section 83(b) Elections. An Awardee who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Company with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.


     (f) Upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Awardee, that the Awardee has breached his or her employment or service contract with the Company or an Affiliated Company, or has been engaged in disloyalty to the Company or an Affiliated Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliated Company, Awardee shall automatically forfeit all Restricted Stock for which (i) the Company has not yet delivered the Share certificates to the Awardee; (ii) the Restricted Period has not expired or
(iii) any restrictions applicable to the Restricted Stock have not lapsed. Notwithstanding anything herein to the contrary, the Company may withhold delivery of Restricted Stock certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.


     (g) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Awards issued to an Awardee, subject to the Awardee's consent if such amendment is not favorable to the Awardee, except that the consent of the Awardee shall not be required for any amendment made pursuant to
Section 10 of the Plan.


         13. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time-to-time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of Shares as to which Options may be granted without obtaining the approval of such change(s), within twelve months before or after such action, by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote at a duly called meeting of the shareholders held in accordance with the laws of the Commonwealth of Pennsylvania (provided, however, that if Rule 16b-3 requires a greater vote of shareholders, then the Board may not take such action without obtaining the minimum vote required by Rule 16b-3). No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Grantee. Notwithstanding anything to the contrary contained herein, the provisions of the Plan contained in Section 9 relating to the granting of Options to non-employee members of the Board of Directors that determine (i) who is to be granted Options under such Section, (ii) the number of Shares subject to such Options, (iii) the Option Price of such Options, and
(iv) the timing of grants of such Options shall not be amended more than once in any six month period, other than to comply with changes in the Code or ERISA.


         14. No Commitment to Retain. The grant of an Option or Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliated Company to retain the Grantee in the employ of the Company or an Affiliated Company and/or as a member of the Company's Board of Directors or in any other capacity.


         15. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option or Award, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.


         16. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This

Section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.